United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CREATIVE LEARNING CORP.

(Name of Registrant As Specified In Its Charter)

_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CREATIVE LEARNING CORP.

P.O. Box 4502

Boise, ID 83711

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 7, 2020

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Creative Learning Corp. The meeting will be held on Tuesday, May 19, 2020 at 3:00 p.m. (Mountain Time). You will be able to attend the 2020 annual meeting, vote, and submit your questions during the meeting via live audio webcast through the link www.issuerdirect.com/virtual-event/CLCN.

We have adopted this technology to expand access to the meeting, improve communications and impose lower costs on our stockholders, the company and the environment. We believe virtual meetings enable increased stockholder participation from locations around the world. Additionally, given the heightened concerns around COVID-19, the virtual meeting format allows us to continue to proceed with the meeting while mitigating the potential health and safety risks to participants.

The annual meeting for the following purposes:

1.	To elect five persons from among the seven nominees listed for director to hold office until the 2021 annual meeting of our stockholders.

2.	To ratify the selection of MAC Accounting Group, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2020.

3.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice. Only Creative Learning Corp. stockholders of record at the close of business on April 1, 2020, will be entitled to vote at the annual meeting and any adjournment or postponement thereof. You can find more information, including information regarding the nominees for election to our Board of Directors, in the accompanying proxy statement. The Board of Directors recommends that you vote in favor of each of proposals one and two as outlined in the accompanying proxy statement.

You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please vote over the internet or by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card, as promptly as possible in order to ensure your representation at the meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Sincerely yours,

/s/ Bart Mitchell
Bart Mitchell
Chief Executive Officer

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CREATIVE LEARNING CORP.

P.O. Box 4502

Boise, Idaho 83711

PROXY STATEMENT

FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 19, 2020

This proxy statement contains information about the 2020 annual meeting of stockholders (“Annual Meeting”) of Creative Learning Corp. (referred to in this proxy statement as “CLCN”, “the Company”, “we”, “our” or “us”). The meeting will be held on Tuesday, May 19, 2020, beginning at 3:00 p.m. (Mountain Time). You will be able to attend the Annual Meeting, vote, and submit your questions during the meeting via live audio webcast through the link www.issuerdirect.com/virtual-event/CLCN.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board of Directors.

These proxy materials, together with our annual report to stockholders for our 2019 fiscal year, are first being made available to CLCN stockholders online on April 7, 2020 at www.iproxydirect.com/clcn and at www.creativelearningcorp.com. The Notice of Internet Availability of Proxy Materials is first being mailed to certain stockholders on or about April 7, 2020. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all of the important information in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board of Directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 7, 2020 to all stockholders of record entitled to vote at the Annual Meeting.

What is the purpose of the annual meeting?

At our Annual Meeting, stockholders will consider and vote on the following matters:

1.	To elect five persons from among the seven nominees named in this proxy statement for director to hold office until the 2021 Annual Meeting of our stockholders.

2.	To ratify the selection of MAC Accounting Group, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2020.

4.	To conduct any other business properly brought before the meeting.

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Who can vote?

You may vote if you were a stockholder of CLCN as of the close of business on the record date, which is April 1, 2020. As of the record date, there were 13,613,430 shares of common stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, you have the right to vote in person at the meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by following the instructions that you receive from the holder of record.

How do I obtain admission to the Annual Meeting?

The Annual Meeting will be held solely as a virtual meeting live via the Internet. You will be able to attend the Annual Meeting via live audio webcast by visiting the Company’s virtual meeting website through the link www.issuerdirect.com/virtual-event/CLCN at the meeting time.

How many votes do I have?

Each share of our common stock that you own on the record date entitles you to one vote on each matter subject to a vote.

Directors and executive officers of CLCN own or control the voting of 1,764,706 shares of common stock, representing approximately 13% of the total outstanding voting shares at the record date. We expect all of these shares will be voted FOR all of the proposals as described in this proxy statement.

How do I vote?

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote as follows:

1.	You may vote by mail. You may vote by completing and signing the proxy card enclosed with this proxy statement (or by requesting a paper copy of the materials if you only received an electronic version) and promptly mailing it in the enclosed postage-prepaid envelope. The shares you own will be voted according to your instructions on the proxy card you mail. Your vote will not be counted unless your proxy card is received by us prior to the close of business on May 18, 2020.

2.	You may vote electronically by Internet. You may vote over the Internet as instructed on the proxy card enclosed with this proxy statement by accessing www.iproxydirect.com/clcn. The shares you own will be voted according to your instructions on the proxy card submitted electronically. Your vote will not be counted unless you vote electronically prior to the close of voting announced at the Annual Meeting.

3.	You may vote by Telephone. You may vote by telephone using the instructions provided on the proxy card enclosed with this proxy statement. Your telephone vote will not be counted unless you vote telephonically prior to the close of voting announced at the Annual Meeting.

4.	You may vote electronically by Internet at the Annual Meeting. You may vote over the Internet at the Annual Meeting either by accessing the same website at which you may vote prior to the Annual Meeting, www.iproxydirect.com/clcn, or by a link on the site where the Annual Meeting is being hosted, at www.issuerdirect.com/virtual-event/CLCN. In order to vote at the Annual Meeting, you will need to enter your Control ID.

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How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

FOR the election of each of the six nominees approved by the Board of Directors to serve as directors on the Board of Directors until our 2021 annual meeting of stockholders.

FOR the ratification of the selection of MAC Accounting Group, LLC, as our independent registered public accounting firm for the 2020 fiscal year.

Is my vote important?

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions in this proxy statement. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

What if I return a proxy card but do not make specific choices?

Any proxy card returned without directions given will be voted (1) “FOR” the election of the Board Nominees (i.e. Gary Herman, JoyAnn Kenny-Charlton, Christopher Rego, Rod K. Whitton, John Simento and R. Gary Zell, II), (2) “FOR” the ratification of the appointment of MAC Accounting Group, LLC as our independent registered public accounting firm to audit the financial statements for our 2020 fiscal year, and (3) as to any other business that may come before the Annual Meeting, in accordance with the judgment of the person or persons named in the proxy.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The proposal to ratify the selection of MAC Accounting Group, LLC as our independent auditor for fiscal year ending September 30, 2020 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

∙	By signing and returning another proxy with a later date;

∙	By giving our Chief Executive Officer, Bart Mitchell, written notice that you wish to revoke your prior proxy. He may be contacted at P.O. Box 4502, Boise, Idaho 83711; e-mail: bmitchell@creativelearningcorp.com;

∙	By submitting another proxy by telephone or by Internet; or

∙	By voting electronically at the meeting.

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How can I access the proxy materials over the internet?

You may view and also download our proxy materials, including our Form 10-K for the year ended September 30, 2019, which is our Annual Report for 2019, and the Notice by accessing www.iproxydirect.com/clcn and on our website at www.creativelearningcorp.com.

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. We pay all costs to solicit these proxies. Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities. We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. We will reimburse their reasonable expenses.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if more than 50% of the outstanding shares entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 13,613,430 shares of common stock outstanding. Thus, 6,806,716 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item to pass?

Election of Directors. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are seven nominees and five positions to be filled; this means that the five individuals receiving the most “for” votes will be elected. Votes to “withhold” and broker non-votes will not be relevant to the outcome.

Ratification of independent registered public accounting firm. The votes cast “for” must exceed the votes cast “against” in order to ratify the selection of MAC Accounting Group, LLC, as our independent registered public accounting firm. Abstentions and broker non-votes will not be relevant to the outcome.

If your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker is entitled to vote your shares with respect to the proposal to ratify the selection of MAC Accounting Group, LLC as our independent auditor for the fiscal year 2020. Otherwise, they will be treated as broker non-votes and will not be counted for purposes of determining the outcome of a proposal. Abstentions and votes “withheld” are counted for the purpose of establishing a quorum.

Who will count the votes?

We will appoint an Inspector of Elections for the Annual Meeting who will not be an officer, director or nominee.

What is “householding”?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent.

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If you would like to receive your own set of our proxy statement and related materials now or in the future, or if you share an address with another CLCN stockholder and together both of you would like to receive only a single set of our proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and related materials by contacting our Chief Executive Officer at Creative Learning Corp., P.O. Box 4502, Boise, Idaho 83711, Attention: Chief Executive Officer; telephone: (904) 824-3133; e-mail: bmitchell@creativelearningcorp.com.

How and when may I submit a stockholder proposal for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Chief Executive Officer at Creative Learning Corp., P.O. Box 4502, Boise, Idaho 83711. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, the proposal must be received by our Chief Executive Officer by December 6, 2020, for inclusion in our proxy statement and form of proxy. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Chief Executive Officer between December 6, 2020 and January 5, 2021, in order to be considered timely.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our Annual Meeting of stockholders. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Board of Directors, or “Board,” has decided to have a board of five persons, and has nominated six persons (the “Nominees”) to be elected at the Annual Meeting to serve until the 2021 annual meeting of stockholders and until their respective successors are elected and qualified. In addition, one shareholder has nominated himself for election to the Board. Our Board currently has four members, and four of the seven Nominees already serve on our Board. Each Nominee has agreed to serve on the Board, if elected.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The five Nominees receiving the highest number of affirmative votes will be elected. Proxies cannot be voted for a greater number of persons than the number of Nominees named.

Set forth below is information regarding the Board Nominees, as of April 1, 2020, their positions with CLCN, recent employment and other directorships, if any.

Board Nominees

Name	Age	Position	Director Since

Christopher Rego	50	Chief Executive Officer of BFK Franchise Company, LLC and a Director	February 2020
Rod K. Whiton	50	Director	February 2020
Gary Herman	54	Director	July 2017
JoyAnn Kenny-Charlton	42	Director	July 2015
John Simento	58	None	--
R. Gary Zell, II	52	None	--

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Shareholder Nominee

Name	Age	Position	Director Since

Mark David Shaw	61	None	--

The Board has nominated the following individuals for election to the Board at the Annual Meeting:

Christopher Rego became a director in February 2020, at which time he also became chief executive officer of BFK Franchise Company, LLC (“BFK”), our principal operating subsidiary. Mr. Rego will become our chief executive at the earlier to occur of May 1, 2020 or when the Company files its Form 10-K for the year ended September 30, 2019 and its Form 10-Q for the period ended December 31, 2019. Mr. Rego has over 20 years of software quality development experience building complex enterprise applications with high-performance requirements in the business-to-business, software-as-a-service, and consumer advertising industries. Mr. Rego is an accomplished corporate strategist and drives the vision and strategic direction of his software company, Teknowland, Inc., and his STREAM education company, Bricknowland, Inc. Mr. Rego has assembled a dedicated team of engineers that focuses on building STREAM education that includes AR/VR learning technology, drones, artificial intelligent education, 3-D printing, coding, and more. Mr. Rego has been the CEO of Teknowland, Inc. since 2013, and the founder and managing partner of Bricknowland, Inc., since 2015. From March 2014 until April 2016, Mr. Rego was Quality Assurance Consulting/Manager at Tibco Software. Mr. Rego has also held various management and architect roles to contribute to the success of rapidly growing technology companies such as Oracle, Yahoo!, Tapjoy, and Intuit. Mr. Rego has been a Bricks 4 Kidz franchisee since November 2013. Mr. Rego earned a Bachelor of Science degree from Andhra Loyola College in Andhra Pradesh India and an MBA in Marketing and Finance from Acharya Nagarjuna University Andhra Pradesh, India.

Rod Whiton became a director in February 2020. Mr. Whiton has over 20 years of experience managing public and private investments. His experience focuses largely on early stage and turnaround operations in franchising, technology, biometrics, manufacturing, and payment processing. In addition, Mr. Whiton was an early investor in the Company and has served as its Interim CEO from July 22, 2015 to May 11, 2017. He has owned and managed a successful private cosmetics company for over 10 years. From October 2016 to the present, Mr. Whiton has been managing member of Trew Pharma LLC, which manufactures, markets, and distributes beauty products, and from January 2019 to the present has been CEO of Smart Tires USA LLC, a franchise company that provides a rent-to-own program for tires. Mr. Whiton does not have a formal college degree. On May 16, 2002, the National Association of Securities Dealers, Inc. entered an order barring Mr. Whiton from association with any NASD member in any capacity as a result of his failure to respond to a request for information.

Gary Herman became a de facto director of the Company in July 2017, formally effectuated in August of 2017. Mr. Herman has many years of investment experience with a focus on undervalued public companies. Since 2002, Mr. Herman has been a managing member of Galloway Capital Management, LLC, which, through its fund, Strategic Turnaround Equity Partners, LP (Cayman) has focused on investments primarily in undervalued securities. From January 2011 to August 2013, Mr. Herman was a managing member of Abacoa Capital Management, LLC, which, through its fund, Abacoa Capital Master Fund, Ltd. focused on a Global-Macro investment strategy. Since 2005, Mr. Herman has been a registered representative with Arcadia Securities LLC, a FINRA-registered broker-dealer based in New York. From 1997 to 2002, he was an investment banker with Burnham Securities, Inc. From 1993 to 1997, he was a managing partner of Kingshill Group, Inc., a merchant banking and financial firm with offices in New York and Tokyo. Mr. Herman also has franchising experience, having served on the boards of several franchised concepts, including Arthur Treacher’s Fish & Chips, Wall Street Deli Systems, Inc., Shells Seafood Restaurants, Inc., and Miami Subs Corporation where he also served as President from 2007 to 2009. Mr. Herman has a B.S. from the State University of New York at Albany with a major in Political Science and minors in Business and Music. Mr. Herman has served on the boards of public and private companies for many years, including Tumbleweed Holdings, Inc., since 2001. His experience has included board membership, corporate officer, advisory, capital raising and restructuring roles. We believe that these experiences make Mr. Herman well-qualified to serve as a member of the Board.

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JoyAnn Kenny-Charlton has served as a director of the Company since July 2015. Ms. Kenny-Charlton is an attorney with Fisher Zucker LLC. Ms. Kenny-Charlton concentrates her practice in commercial transactions, general corporate, and franchise, licensing and distribution law. Ms. Kenny-Charlton is a member of the International Franchise Association and has been repeatedly named a “Legal Eagle” by the Franchise Times for her work in the field of franchise law. Ms. Kenny-Charlton is a graduate of Villanova University School of Law and holds a B.A. from Villanova University.

John Simento is the co-founder and managing partner of Almoe Group of Companies, founded in 1994, Specktron Educational Products, founded in 2011 and Bricknowland founded in 2015. Mr. Simento has over three decades of executive leadership experience managing high-technology and high-growth companies, having been responsible for strategic direction, execution of business plans, technology development, and development of corporate infrastructure. Almoe Group of Companies consists of six divisions, employs over 400 staff spread across four countries, and has over 40 renowned audio visual and IT products and solutions. The Almoe Group of Companies partners with over 55 audio and video and software companies that provide AV and software solutions to retail, corporate, and education institutions. Mr Simento created his own product line, Specktron (www.specktron.com) that is a leading brand pioneering in Audio Visual and Information & Communication Technology. Specktron has championed the use of Interactive Touch Technology for the education, corporate, government, and hospitality sectors. Mr. Simento has been a Bricks 4 Kidz franchisee since May 2015. Mr. Simento does not have a formal college degree.

R. Gary Zell, II has been a Multiple Line General Agent with American National Insurance Company since 1994, responsible for sales, profitability, and recruiting of a $62 million+ insurance agency with over 70 agents and subproducers. From 2016 to the present, Mr. Zell has been president of ThirdPatent Holdings and ThirdPro HMM, which provide social media audits for parents, colleges, universities, human resources professionals, and professional sports. Mr. Zell earned a Bachelors Degree in Economics from Sewanee: The University of the South in Sewanee, Tennessee.

In December 2019, Christopher Rego and Rod Whiton, who collectively own more than 5% of the Company’s common stock, requested that the Board appoint themselves, along with John Simento and R. Gary Zell, II, to the Board. The Board reviewed the qualifications of such individuals, and determined that all four were qualified to serve on the Board. The Board appointed Messrs. Rego and Whiton to the Board in February 2020 to fill two vacant seats, and resolved to nominate all four individuals for election to the Board at the Annual Meeting.

Mark David Shaw submitted himself as a nominee for election to the Board at the Annual Meeting:

Mark David Shaw has 37 years of experience in the designing, developing, sales and marketing of products in the fields of spill containment, spill response, stormwater management, construction compliance, facility protection, bio-remediation (microbes), oil spill, radioactive waste management and nanotechnology. Over the years, Mr. Shaw has founded and operated four businesses servicing the environmental, industrial, safety and advanced technologies markets. Since 1993, Mr. Shaw has served as the founder, president and chief executive officer of Ultratech International, Inc. and Interpak, Inc. Mr. Shaw is the inventor or co-inventor on over sixty-five patents, and has won numerous new product of the year awards. Mr. Shaw has published numerous articles, speeches and papers, including a TED Talk in 2013, TEDx K.C. in 2016 and co-written a monthly series on patenting and inventing in the Jacksonville Business Journal.

None of the directors share any familial relationship with any other executive officers or key employees.

None of the directors has been involved in any legal proceedings as listed in Regulation S-K, Section 401(f).

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED BOARD NOMINEE (CHRISTOPHER REGO, ROD WHITON, GARY HERMAN, JOYANN KENNY-CHARLTON, JOHN SIMENTO AND R. GARY ZELL, II).

INFORMATION REGARDING CORPORATE GOVERNANCE

Independence of Board of Directors

Our Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that all of our presently serving directors other than Mr. Rego are “independent directors” as defined by The NASDAQ Stock Market “NASDAQ”). With respect to our presently serving Audit Committee, our Board has determined that Mr. Herman, satisfies the independence standards for such committee established by Rule 10A-3 under the Exchange Act, the SEC and the NASDAQ, as applicable. Furthermore, the Board has determined that Mr. Herman is an “audit committee financial expert” within the meaning of SEC rules. With respect to our presently serving Compensation Committee, our Board of directors has determined that Mr. Herman and Ms. Kenny-Charlton satisfy the independence standards for such committee established by Rule 10C-1 under the Exchange Act, the SEC and the NASDAQ.

We also have an executive committee, which includes Mr. Herman and Ms. Kenny-Charlton, the members of which are not required to qualify as independent directors.

In making such determinations, our Board considered the relationships that each such non-employee director or director nominee has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of our directors, our Board considered the association of each such non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining independence.

Board Leadership Structure

Our Board has decided to maintain separate Chairman and CEO roles to allow our CEO to focus on the development and execution of our business strategy and leading the Company, while allowing the Chairman to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. The Board recognizes the time, effort and energy that the CEO is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman. While our Bylaws and Corporate Governance Guidelines do not require that our Chairman and CEO positions be separate, the Board believes that having separate positions and having an independent director serve as Chairman is the appropriate leadership structure for us at this time.  Currently, the position of Chairman is vacant, and will be filled by the board promptly after the Annual Meeting.

Role of the Board in Risk Oversight

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our board. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board does not have a standing risk management committee, but administers this function directly through the Board as a whole. The whole Board considers strategic risks and opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s structure facilitates the division of risk management oversight responsibilities and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

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Meetings of the Board

During the 2019 fiscal year, there were fifteen meetings of the Board. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the year ended September 30, 2019 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). In addition to participation at Board meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable personal and telephone contact with the chairman and chief executive officer and others regarding matters of interest and concern to us.

We do not have a formal policy requiring members of the Board to attend the annual meeting of stockholders, although all directors are strongly encouraged to attend.

Executive Sessions of Non-Management Directors

Pursuant to our corporate governance principles, non-management directors of the Board meet from time to time without the presence of management.

Committees of the Board

The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee. From time to time, the Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the Audit, Compensation, and Executive Committees are described below. The board has determined that all of the members of each of the Audit, Compensation, and Executive Committees are independent as defined under the rules of the NASDAQ, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. The charters of each committee are available on the Company’s website at www.creativelearningcorp.com.

The following chart sets forth the directors who currently serve as members of each of the Board committee as of the date of this proxy statement.

Directors	Audit Committee	Compensation Committee	Executive Committee
Gary Herman	C	X	X
JoyAnn Kenny-Charlton		X	X
Rod Whiton
Christopher Rego

_______________________

* Chairman of the Board

“C” Denotes member and chair of committee

“X” Denotes member

Audit Committee Functions

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(a) of the Exchange Act.  The Audit Committee met four times in fiscal 2019. The only member of the Audit Committee is Gary Herman. The Audit Committee is responsible for oversight of the quality and integrity of the accounting, auditing and reporting practices of CLCN. More specifically, it assists the Board of Directors in fulfilling its oversight responsibilities relating to (i) the quality and integrity of our financial statements, reports and related information provided to stockholders, regulators and others, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent registered public accounting firm, (iv) the internal control over financial reporting that management and the Board have established, and (v) the audit, accounting and financial reporting processes generally. The Committee is also responsible for review and approval of related-party transactions. The Board has determined that Mr. Herman as an “audit committee financial expert” within the meaning of SEC rules. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as it deems necessary to carry out its duties.

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Compensation Committee Functions

The Compensation Committee did not meet in fiscal 2019, as the entire Board decided all matters relating to compensation during fiscal 2019. Mr. Herman and Ms. Kenny-Charlton are the members of the Compensation Committee. The Committee is responsible for reviewing and recommending compensation policies and programs, management and corporate goals, as well as salary and benefit levels for our executive officers and other significant employees. Its responsibilities include supervision and oversight of the administration of our incentive compensation and stock programs. As such, the Committee is responsible for administration of grants and awards to directors, officers, employees, consultants and advisors.

Executive Committee Functions

Mr. Herman and Ms. Kenny-Charlton are the members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, recommending to the Board, candidates for election or re-election as directors, and reviewing our governance policies in light of the corporate governance rules of the SEC. Under its charter, the Committee is required to establish and recommend criteria for service as a director, including matters relating to professional skills and experience, board composition, potential conflicts of interest and manner of consideration of individuals proposed by management or stockholders for nomination. The Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of CLCN and its stockholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations, and an appreciation of the role of the corporation in society. The Committee will consider candidates meeting these criteria who are suggested by directors, management, stockholders and other advisers hired to identify and evaluate qualified candidates. This committee also monitors the ethical behavior of our employees, officers and directors.

Communication with the Board

Our stockholders and other interested parties may send written communications directly to the Board or to specified individual directors, including the Chairman or any other non-management directors, by sending such communications to the Chief Executive Officer of the Company, P.O. Box 4502, Boise, Idaho 83711. Such communications will be reviewed by our outside legal counsel and, depending on the content, will be:

●	forwarded to the addressees or distributed at the next scheduled board meeting;

●	if they relate to financial or accounting matters, forwarded to the audit committee or distributed at the next scheduled audit committee meeting;

●	if they relate to executive officer compensation matters, forwarded to the compensation committee or discussed at the next scheduled compensation committee meeting;

●	if they relate to the recommendation of the nomination of an individual, forwarded to the full Board or discussed at the next scheduled Board meeting; or

●	if they relate to our operations, forwarded to the appropriate officers of our company, and the response or other handling of such communications reported to the Board at the next scheduled board meeting.

If multiple communications are received on a similar topic, the Secretary may, in his discretion, forward only representative correspondence. Any communications that are abusive, in bad taste or present safety or security concerns may be handled differently.

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Code of Ethics

The Company has adopted a Code of Ethics applicable to its principal executive, financial and accounting officers and persons performing similar functions, as well as all directors and employees of the Company. A copy of the Code of Ethics is filed as an exhibit to this report.

Policies with Respect to Transactions with Related Persons

The Board has adopted a Code of Ethics, which is available at www.creativelearningcorp.com, that sets forth various policies and procedures intended to promote the ethical behavior of the Company’s employees, officers and directors. The Code of Ethics describes our policy on conflicts of interest.

The executive officers and the Board are also required to complete a questionnaire on an annual basis which requires them to disclose any related person transactions and potential conflicts of interest. The responses to these questionnaires are reviewed by outside corporate counsel, and, if a transaction is reported by an independent director or executive officer, the questionnaire is submitted to the Chairperson of the Audit Committee for review. If necessary, the Audit Committee will determine whether the relationship is material and will have any effect on the director’s independence. After making such determination, the Audit Committee will report its recommendation on whether the transaction should be approved or ratified by the entire Board.

Certain Relationships and Related Transactions

We did not participate in any transactions in which any of the Company directors, executive officers, any beneficial owner of more than 5% of our common stock, nor any of their immediate family members, had a direct or indirect material interest.

Our Audit Committee Charter requires that members of the Audit Committee, all of whom are independent directors, conduct an appropriate review of, and be responsible for the oversight of, all related party transactions on an ongoing basis. There were no related party material transactions during the fiscal year ended September 30, 2019.

Director Nomination Process

Our Board is responsible for overseeing the selection of persons to be nominated to serve on our Board. The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Board considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

The Board nomination process is designed to ensure that the Board fulfills its responsibility to recommend candidates who are properly qualified to serve the Company for the benefit of all of its stockholders, consistent with the standards established by the Board under our corporate governance principles. The Board received one director nominee recommendation from stockholders for the Annual Meeting, which was Mark David Shaw.

Report of the Audit Committee

The Audit Committee is responsible for providing independent, objective oversight of CLCN’s accounting functions and internal control over financial reporting. The Audit Committee has reviewed and discussed audited financial statements for CLCN with management. The Audit Committee also has discussed with MAC Accounting Group, LLC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, which includes, among other items, matters related to the conduct of the annual audit of our Company’s financial statements. The Audit Committee has also received and reviewed the written disclosures and the letter from MAC Accounting Group, LLC, as required by applicable requirements of the Public Company Accounting Oversight Board, regarding the communications by MAC Accounting Group, LLC with the Audit Committee concerning independence, and has discussed with MAC Accounting Group, LLC its independence from CLCN.

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Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements of CLCN for the 2019 fiscal year be included in the Annual Report filed on Form 10-K for the year ended September 30, 2019.

By the Audit Committee of the Board of Directors of Creative Learning Corp.

Gary Herman, Chair

Director Compensation

The following table details the total compensation earned by our non-employee directors during the year ended September 30, 2019.

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Gary Herman	$19,000	$16,348	-	-	-	$35,348
JoyAnn Kenny-Charlton	$10,000	$16,348	-	-	-	$26,348

(1)	Mr. Herman and Ms. Kenny-Charlton earned $19,000 and $10,000 of cash compensation for board services in fiscal 2019, which was paid following the end of the fiscal year.
(2)	During fiscal 2019, Mr. Herman and Ms. Kenny-Charlton received restricted stock awards of 272,472 shares each for their service on the board for the fiscal years 2017, 2018 and 2019.
(3)	Excludes travel expense reimbursements.

Name	Number of Shares Subject to Option Awards Held as of September 30, 2019
JoyAnn Kenny-Charlton	216,000

For a more detailed description of the assumptions used for purposes of determining grant date fair value, see Note (1) to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Share-Based Compensation” included in the Form 10-K for the 2019 fiscal year.

Our Board has approved a compensation policy for our directors under which we pay our directors who are not also officers total compensation of $20,000 per year, consisting of $10,000 cash and common shares with a value of $10,000 based on the average 30 day trailing closing price of the common stock as the last day of each fiscal year. In addition, the chairman of the Board receives additional compensation of $5,000 per year, and the Audit Committee chairman receives additional compensation of $9,000 per year.

We also reimburse our directors for reasonable travel and other related expenses.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2019 about the securities issued, or authorized for future issuance, under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	–	–	–
Equity compensation plans not approved by security holders
May 2017 Options Grants	1,764,000	0.30	-
September 2017 Options Grants	118,793	0.18	-
March 2019 Options Grants	294,778	0.17	-
Total	2,177,571		-

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed MAC Accounting Group, LLC (“MAC Accounting”) as our independent auditors for the fiscal year ending September 30, 2020, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. We expect that a representative from MAC Accounting will be present at the Annual Meeting, and accordingly, the representative will be given the opportunity to make a statement and respond to any questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of MAC Accounting as our independent registered public accounting firm. However, the Board is submitting the selection of MAC Accounting to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of MAC Accounting.

Principal Accountant Fees and Services

Our independent public accountant for the fiscal years ended September 30, 2019 was MAC Accounting Group, LLC. Our independent public accountant for the fiscal years ended September 30, 2018 was Marcum LLC. The following table presents fees for professional audit services and other services rendered to the Company by such accountants for the fiscal years ended September 30, 2019 and 2018.

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	Fiscal Year 2019	Fiscal Year 2018
Audit Fees	$60,000	$94,000
Audit-Related Fees	$--	$--
Tax Fees	$--	$--
All Other Fees	$--	$--

Total Fees	$60,000	$94,000

__________

(1)	Audit Fees. Audit services include work performed for the audit of our financial statements and the review of financial statements included in our quarterly reports, as well as work that is normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.
(2)	Audit-related services. Audit-related services are for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not covered above under “audit services.”
(3)	Tax services. Tax services include all services performed by the independent registered public accounting firm’s tax personnel for tax compliance, tax advice and tax planning.
(4)	All other Fees. All other fees are those services and/or travel expenses not described in the other categories.

Pre-Approval Policy and Procedures

Our Audit Committee has adopted policies and procedures which set forth the manner in which the Audit Committee will review and approve all services to be provided by the independent auditor before the auditor is retained to provide such services. The policy requires Audit Committee pre-approval of the terms and fees of the annual audit services engagement, as well as any changes in terms and fees resulting from changes in audit scope or other items. The Audit Committee also pre-approves, on an annual basis, other audit services, and audit-related and tax services set forth in the policy, subject to estimated fee levels, on a project basis and aggregate annual basis, which have been pre-approved by the Audit Committee.

All other services performed by the auditor that are not prohibited non-audit services under SEC or other regulatory authority rules must be separately pre-approved by the Audit Committee. Amounts in excess of pre-approved limits for audit services, audit-related services and tax services require separate pre-approval of the Audit Committee.

Our chief financial officer reports quarterly to the Audit Committee on the status of pre-approved services, including projected fees. All of the services reflected in the above table were approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

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EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information regarding our executive officers as of April 1, 2020.

Name	Age	Title
Bart Mitchell	47	Chief Executive Officer
Robert Boyd	63	Chief Accounting Officer

Bart Mitchell became a de facto director of the Company in July 2017, formally effectuated in August of 2017, and was appointed to be the Chief Operating Officer/Chief Financial Officer on October 15, 2018. Since September 2019, Mr. Mitchell has served as Chief Executive Officer of the Company. Mr. Mitchell, is a founding member and partner of Greenbrier Academy for Girls (“GBA”), a residential therapeutic boarding school. He served as the Chief Operating Officer and Chief Financial Officer from June 2007 through August 2016, successfully navigating the company through startup and establishing it as a thought leader and premier academy in its highly competitive niche. Prior to his time at GBA, Mr. Mitchell was an officer and managing member of TAS Development, LLC from 2005 until 2007. From 2002 until 2005, he was department director for the Alldredge Academy. Previously, Mr. Mitchell served as a manager for Xlear Inc., from 2000 until 2002. He also is the owner and creator of Escape Game Coeur d’Alene, which provides live interactive adventure games focused on cooperative teamwork to solve puzzles and accomplish tasks to escape a themed game space. Mr. Mitchell holds degrees in philosophy from Brigham Young University and English from Dixie State University. Mr. Mitchell’s experience with both the financial and operations of GBA, including working with a curriculum team to provide flexible, engaging academics, give him unique and valuable insights that will prove to be an asset as a board member for the Company.

Robert Boyd was appointed Chief Accounting Office on October 1, 2019. He started and operated Express Service for 18 years which serviced over 2,000 restaurants, hotels, and health care facilities in five Rocky Mountain States. This involved sales, logistics, financial & operational challenges. After selling his business in 2011 he started and currently operates Benchmark Bookkeeping which works with over 200 businesses in the Northwest U.S. This involves all levels of financial and operational duties with the owners and employees of each business. He owns and leases several warehouses in Boise, Idaho. Mr. Boyd has a degree from Brigham Young University in Business & Finance and teaches Quickbooks Certification courses in the Boise, Idaho area.

EXECUTIVE COMPENSATION

The following identifies the elements of compensation for fiscal years 2019 and 2018 with respect to our “named executive officers,” which term is defined by Item 402 of the SEC’s Regulation S-K to include (i) all individuals serving as our principal executive officer at any time during fiscal year 2019, (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at September 30, 2019 and whose total compensation (excluding nonqualified deferred compensation earnings) exceeded $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing item (ii) but for the fact that the individual was not serving as an executive officer of the Company at September 30, 2019.

Based on our compensation for the fiscal year ended September 30, 2018, Blake Furlow and Bart Mitchell constitute our only “named executive officers” pursuant to Item 402 of Regulation S-K.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Cash Compensation (1)	Stock Compensation (2)	All Other Compensation (3)	Total
Blake Furlow (4)	2019	$182,188	$40,962	$45,375	$268,525
CEO	2018	$20,942	$ --	$ --	$20,942

Bart Mitchell (5)	2019	$125,000	$16,764	$10,416	$152,180
CFO and COO	2018	$ --	$ --	$ --	$ --

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(1)	The dollar value of base salary (cash and non-cash) earned.

(2)	Includes 566,176 shares issuable to Mr. Furlow as a bonus under his employment agreement valued at $35,000, as well as 166,667 shares of common stock issuable to Mr. Mitchell as a bonus under his employment agreement valued at $10,000. Also includes board compensation earned during the year ended September 30, 2019 by Mr. Furlow in the total amount of $5,962 and by Mr. Mitchell in the total amount of $6,764.

(3)	Includes severance earned by Mr. Furlow during the year ended September 30, 2019 in the amount of $30,000. Also, includes a $1,000 warrant exercise price that was waived during the year for Mr. Furlow. Includes cash amounts of board compensation earned by both Mr. Furlow and Mr. Mitchell in the amounts of $14,375 and $10,416, respectively. for his services as a director of the Company valued at $15,337. For Mr. Mitchell, includes the value of 112,739 shares of common stock valued at $17,180 issued to Mr. Mitchell for his services as a director of the Company.

(4)	Mr. Furlow acted as our CEO from August 15, 2018 to September 30, 2019, when he resigned.

(5)	Mr. Mitchell acted as our CFO and COO from October 15, 2018 to September 30,2019.

We do not provide our officers or employees with pension, stock appreciation rights, long-term incentive or other plans. We do not have a defined benefit, pension, profit sharing plan but we do offer a 401(k) plan. We did not grant any stock options or stock appreciation rights to our named executive officers in the last fiscal year. We did not reprice any options or stock appreciation rights during the last fiscal year. We did not waive or modify any specified performance target, goal or condition to payout with respect to any amount included in any incentive plan compensation included in the summary compensation table.

Narrative to Summary Compensation Table

The Board is responsible for creating and reviewing the compensation of our executive officers, as well as overseeing our compensation and benefit plans and policies and administering our equity incentive plans. The following Compensation Discussion and Analysis (“CD&A”) describes our 2019 executive compensation program and explains our compensation philosophy, policies, and practices, focusing primarily on the compensation of our named executive officers, or NEOs. This CD&A is intended to be read in conjunction with the tables that follow, which provide detailed historical compensation information for our NEOs.

Compensation Philosophy

We believe in providing a competitive total compensation package to its executives through a combination of base salary, annual performance bonuses, and long-term equity awards. The executive compensation program is designed to achieve the following objectives:

∙	provide competitive compensation that will help attract, retain and reward qualified executives;

∙	align executives’ interests with our success by making a portion of the executive’s compensation dependent upon corporate performance; and

∙	align executives’ interests with the interests of stockholders by including long-term equity incentives.

The Board believes that our executive compensation program should include annual and long-term components, including cash and equity-based compensation, and should reward consistent performance that meets or exceeds expectations. The Board evaluates both performance and compensation to make sure that the compensation provided to executives remains competitive relative to compensation paid by companies of similar size and stage of development operating in the payment processing industry and taking into account our relative performance and its own strategic objectives.

The Board has not used compensation consultants in the past but reserves the right to do so in the future.

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Employment Contracts of Named Executive Officers

The Company entered into an employment agreement with Bart Mitchell dated October 1, 2019, which has a term of one year. Under the employment agreement, Mr. Mitchell is entitled to a base salary of $150,000 per year. In addition, Mr. Mitchell is entitled to a stock grant on the last day of the term of his employment equal to the lesser of the shares of common stock with a value of $15,000 or 200,000 shares. In the event Mr. Mitchell is terminated prior to the end of the term of the agreement, the number of shares will be prorated based on the actual number of days he worked for the Company.

Severance and Change of Control Benefits

Mr. Mitchell’s employment agreement entitles him to terminate his employment agreement in the event of a change in control, which is defined to be any change in the board of directors amounting to a change in the majority of seats on the board. In the event Mr. Mitchell terminates his employment as a result of a change in control, he will be entitled to four months base salary, as well as any stock grants or stock options due for the quarter in which the termination occurs as well as the following three quarters, payable as scheduled at quarter-end.

Employee Benefit Plans and Pension Benefits

The Company does not provide its officers or employees with pension, stock appreciation rights, long-term incentive or other plans. The Company does not have a defined benefit, pension or profit-sharing plan.

The Company sponsors a 401(k) plan, in which our NEO’s participate on the same basis as our other employees. Effective May 1, 2015, our Board approved a matching contribution of 100% on the first 4% of an employee’s compensation which is treated as an elective deferral. During the years ended September 30, 2019 and 2018, the Company made contributions to this plan of approximately $5,633 and $14,079, respectively.

Nonqualified Deferred Compensation

None of our NEOs are covered by a deferred contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Option Exercises in 2019

Blake Furlow and Gary Herman each exercised options for 7,143 shares of common stock during the 2019 fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2019

There are no outstanding equity awards to any of our named executive officers as of September 30, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 1, 2020, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of each class, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group.

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The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the Securities & Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after April 1, 2020 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
5% Beneficial Owners:
Blake Furlow (2) 2110 N. Westgate Drive Boise, ID 83704	3,101,239	22.8%

Michelle Cote (3) 1600 San Carlos St. St. Augustine, FL 32080	1,420,000	10.4%

Named Executive Officers, Directors, and Nominees:

JoyAnn Kenny-Charlton (4) (8)	524,186	3.8%

Mark David Shaw 11542 Davis Creek Court Jacksonville, FL 32256	516,000	3.8%

Rod Whiton (5) (8)	499,035	3.7%

Christopher Rego (6) (8)	362,750	2.7%

Gary Herman (7) (8)	315,329	2.3%

Bart Mitchell (8)	279,406	2.1%

R. Gary Zell, II	--	--%

John Simento	--	--%

All Officers and Directors as a Group	1,980,706	14.3%

(1)	Based upon 13,613,430 shares of Common Stock issued and outstanding as of April 1, 2020.

(2)	Includes 51,029 shares owned by Mr. Furlow's spouse.

(3)	All shares held by Cote Trading, LLC, an entity controlled by Ms. Cote.

(4)	Includes 216,000 shares issuable pursuant to warrants held by Ms. Kenny-Charlton which are immediately exercisable.

(5)	Includes 6,067 shares held in UTMA accounts for Mr. Whiton's children, over which Mr. Whiton has voting and dispositive power.

(6)	All shares are owned in joint tenancy with spouse.

(7)	All shares held by GH Ventures, LLC, an entity controlled by Mr. Herman.

(8)	The address for the shareholder is c/o Creative Learning Corp., P.O. Box 4502, Boise, Idaho 83711.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, executive officer and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports or changes in ownership of such equity securities. Such persons are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of the copies of the forms furnished to us and written representations from certain reporting persons, we believe that, during the year ended September 30, 2019, none of our executive officers, directors or beneficial owners of more than 10% of any class of registered equity security failed to file on a timely basis any such report, except as follows:

●        Gary Herman, Bart Mitchell and JoyAnn Kenny-Charlton failed to file a Form 4 reporting the Board’s approval of the issuance of 272,472, 112,739 and 272,472 shares of common stock to them for board services on September 30, 2019;

●        Gary Herman failed to file a Form 4 reporting the issuance of 7,143 shares of common stock to him from the exercise of a warrant;

●	Blake Furlow filed a late Form 4 reporting the issuance of 566,033 shares of common stock to him for his services as an officer and the issuance of 7,143 shares of common stock to him as a result of the exercise of a warrant. Mr. Furlow failed to file a Form 4 reporting the Board’s approval of the issuance of 99,362 shares to him for board services on September 30, 2019, which shares were issued in January 2020.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transaction Policies and Procedures

All transactions between us and our officers, directors, principal stockholders and their affiliates are subject to approval by the Board according to the terms of our written Code of Ethics.

Certain Related-Person Transactions

None.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are CLCN stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Creative Learning Corp. Direct your written request to our Chief Executive Officer, at P.O. Box 4502, Boise, Idaho 83711; e-mail: bmitchell@creativelearningcorp.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

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CREATIVE LEARNING CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – MAY 19, 2020 AT 3:00 PM (MOUNTAIN TIME)

CONTROL ID:

REQUEST ID:

The undersigned appoints Bart Mitchell and Chris Rego and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Creative Learning Corp. held of record by the undersigned at the close of business on April 1, 2020 at the Annual Meeting of stockholders to be held on May 19, 2020 at 3:00 p.m. (Mountain Time) or at any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

INTERNET:	https://www.iproxydirect.com/CLCN and follow the on-screen instructions.

PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF CREATIVE LEARNING CORP.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	The Board of Directors recommends a vote “FOR” the BOARD NOMINEES listed below.	☒	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		◻	◻		CONTROL ID:
	BOARD NOMINEES:					REQUEST ID:
	Christopher Rego				◻
	Rod K. Whiton				◻
	Gary Herman				◻
	JoyAnn Kenny-Charlton				◻
	John Simento				◻
	R. Gay Zell, II				◻

SHAREHOLDER NOMINEE:
	Mark David Shaw				◻

Proposal 2		☒	FOR	AGAINST	ABSTAIN
	A proposal to ratify the appointment of MAC Accounting Group, LLC as the independent registered public accounting firm to audit the financial statements for the 2020 fiscal year. The Board of Directors recommends a vote “FOR” this proposal.		◻	◻	◻

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ◻

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED FOR THE PROPOSALS, PROPOSAL 1 WILL BE VOTED “FOR” THE “BOARD NOMINEES,” AND PROPOSAL 2 WILL BE VOTED “FOR” THE PROPOSAL.

MARK HERE FOR ADDRESS CHANGE ◻ New Address (if applicable):

____________________

____________________

____________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

_______________________________________________________________
(Print Name of Stockholder and/or Joint Tenant)

_________________________________________________________________________
(Signature of Stockholder)

_______________________________________________________________
(Second Signature if held jointly)

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